UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 22, 2004

OWENS-ILLINOIS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Seagate, Toledo, Ohio		43666
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (419) 247-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.             REGULATION FD

On November 22, 2004, Owens-Brockway Glass Container Inc., an indirect wholly-owned subsidiary of Owens-Illinois, Inc., issued a press release announcing that it intends to offer, subject to market and other conditions, $650 million aggregate principal amount of senior notes due 2014 denominated in U.S. Dollars and Euros in a private offering.  A copy of Owens-Brockway Glass Container's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2004	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Matthew G. Longthorne
Name: Matthew G. Longthorne
Its: Controller and Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press Release dated November 22, 2004 of Owens-Brockway Glass Container Inc.